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                                                                  EXHIBIT 23.2

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


   We consent to the use of our report on the financial statements of Feist Long Distance Service, Inc. as of and for the year ended December 31, 1996, dated August 5, 1997, included herein, in this Registration Statement on Form S-1 and the reference to our Firm under the heading "Experts".

KPMG PEAT MARWICK LLP
Houston, Texas
December 29, 1997